AMENDMENT NO. 11 TO CREDIT AGREEMENT AND CONSENT


                  THIS AMENDMENT NO. 11 TO CREDIT AGREEMENT and Consent (the "Amendment") dated as of July 31, 1996 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, Chemical Bank, CoreStates Bank, N.A., Creditanstalt-Bankverein, First Union National Bank of North Carolina, Mellon Bank, N.A., Toronto Dominion (New York), Inc. and NationsBank of Tennessee, N.A., (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower; and

                  WHEREAS, as permitted by Section 8.02(f)(i) of the Credit Agreement, Convalescent Services, Inc., a Georgia corporation and a wholly-owned Subsidiary of the Borrower ("CSI") will merge with and into Mariner Health Care of Nashville, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower ("Mariner Nashville"); and

                  WHEREAS, the merger of CSI with and into Mariner Nashville shall be consummated in accordance with that certain Agreement and Plan of Merger dated June 15, 1996 between Mariner Nashville and CSI (the "Merger Agreement"), with Mariner Nashville as the survivor of such merger; and

                  WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement as hereinafter provided and to consent to certain matters as hereinafter provided in connection with the merger of CSI and Mariner Nashville.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


              1.  Definitions.

                  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.






              2.  Amendment of Credit Agreement.

                           A.    Schedules.    Schedules    6.01(a)   and   (c),
Qualifications to do Business, Subsidiaries and Excluded Entities, are hereby amended and restated to read as set forth on the schedules attached hereto bearing the same numerical references and title as the original schedule.


              3. Consent in Connection with Merger of CSI with and into Mariner Nashville. The Banks hereby consent to the assignment by CSI to Mariner
Nashville and the assumption by Mariner Nashville of all of CSI's rights, duties, obligations and liabilities under the Loan Documents, including without limitation, under the Guaranty Agreement, Pledge Agreements, Leasehold Mortgages and Mortgages to which CSI is a party, with such assignment and assumption to be effective simultaneously with the consummation of the merger of CSI with and into Mariner Nashville.


              4.  Conditions   of   Effectiveness   of   this   Agreement.   The
effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                           (a) Representations and Warranties;  No Defaults. The
representations and warranties of the Borrower contained in Article VI of the Credit Agreement, after giving effect to the merger of CSI with and into Mariner Nashville, shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist, after giving effect to the merger of CSI with and into Mariner Nashville.

                           (b)  Consummation  of Merger.  The merger of CSI with
and into Mariner Nashville shall be consummated in accordance with the Merger Agreement, and the Borrower shall have delivered to the Agent for the benefit of the Banks a copy of Articles of Merger certified by the Secretary of the States of Georgia and Delaware evidencing the consummation of such merger.

                           (c) Opinions of Counsel.  There shall be delivered to
the Agent for the benefit of each Bank written opinions dated the date hereof of Testa, Hurwitz & Thibeault, L.L.P., counsel for the Loan Parties and Alison Gilligan, General Counsel for the Loan Parties, both in form and substance satisfactory to the Agent.

                           (d) Joinder of Mariner  Nashville.  Mariner Nashville
shall have executed and delivered to the Agent, on behalf of the Banks, the following: (i) joinders to the Guaranty Agreement and the Subordination Agreement (Intercompany), both in form and substance satisfactory to the Agent;
(ii) an opinion of counsel, in form and substance satisfactory


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to the Agent,  and (iii) a  certificate  signed by the Secretary or an Assistant
Secretary of Mariner Nashville certifying as to all action taken by Mariner Nashville in connection with the Loan Documents, together with a copy of the resolutions of the Board of Directors of Mariner Nashville, certifying the names of the officer or officers authorized to sign the Loan Documents executed and delivered in connection herewith and the true signatures of such officer or officers and certifying, together with a copy, the organizational documents of Mariner Nashville, including its certificate of incorporation and bylaws, as in effect on the date hereof. Certificates from the appropriate state officials as to the continued existence and good standing of Mariner Nashville, together with a certificate from the Secretary of State of Delaware certifying the Certificate of Incorporation of Mariner Nashville shall be provided to the Agent. All of the issued and outstanding capital stock of Mariner Nashville shall have been pledged to the Agent for the benefit of the Banks pursuant to a Pledge Agreement in form and substance satisfactory to the Agent, and the stock certificate and stock power therefor shall have been delivered to the Agent for the benefit of the Banks.

                           (e) Legal  Details;  Counterparts.  All legal details
and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                           (f)  Approvals.   All  consents  and  approvals  from
governmental authorities or agencies or other persons shall have been obtained and a copy of each shall have been provided to the Agent.


              5.  Amendment to Certain Other Loan Documents.

                           (a)  Schedule 1 to that  certain  Guaranty  Agreement
made by each Subsidiary of the Borrower party thereto, for the benefit of the Banks, dated as of May 18, 1994, as amended is hereby amended and restated to read as set forth on the Schedule attached hereto bearing the same numerical reference and name.

                           (b) Schedule A to the following Pledge  Agreements is
hereby amended and restated to read as set forth on the schedule attached hereto bearing the same numerical reference and name:

                               (i) SCHEDULE A TO THE PLEDGE AGREEMENT (Borrower) dated as of May 18, 1994, as amended, by the Borrower, as pledgor in favor of the Agent

                               (ii) SCHEDULE   A   TO   THE   PLEDGE   AGREEMENT
                                    (Subsidiaries  Pledging  Stock)  dated as of
                                    May  18,  1994,   as  amended,   by  certain
                                    Subsidiaries of the Borrower, as pledgor in favor of the Agent



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                               (iii)SCHEDULE A TO AMENDED  AND  RESTATED  PLEDGE
                                    AGREEMENT (Subsidiaries pledging Partnership
                                    Interests) dated June 1, 1996, as amended by certain Subsidiaries of the Borrower, as pledgor in favor of the Agent


              6. Consents and Amendments to Certain Other Documents in Connection With the Merger. To the extent that any consent of the Banks, any amendment to any Intercreditor Agreement to which CSI is a party or any amendment to any Trustee Agreement is required in connection with the merger of CSI with and into Mariner Nashville, the Banks hereby authorize the Agent to execute such consent or amendment on behalf of the Banks, with such consent or amendment to be in form and substance satisfactory to the Banks.


              7. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.


              8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


                              [INTENTIONALLY BLANK]




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                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 11]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                 MARINER HEALTH GROUP, INC.


                                 By:
                                 Name:
                                 Title:


                                 PNC BANK, NATIONAL ASSOCIATION,
                                 individually and as Agent


                                 By:
                                 Name:
                                 Title:


                                 CHEMICAL BANK


                                 By:
                                 Name:
                                 Title:



                                 CORESTATES BANK, N.A.


                                 By:
                                 Name:
                                 Title:


                                 CREDITANSTALT - BANKVEREIN


                                 By:
                                 Name:
                                 Title:


                                 By:
                                 Name:
                                 Title:



                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 11]

                                 FIRST UNION NATIONAL BANK OF
                                 NORTH CAROLINA


                                 By:
                                 Name:
                                 Title:


                                 MELLON BANK, N.A.


                                 By:
                                 Name:
                                 Title:


                                 NATIONSBANK OF TENNESSEE, N.A.


                                 By:
                                 Name:
                                 Title:


                                 TORONTO DOMINION (NEW YORK), INC.



                                 By:
                                 Name:
                                 Title: